Exhibit 10.28

                        HILB, ROGAL AND HAMILTON COMPANY

                                    EMPLOYEE

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                      ------------------------------------


         THIS  AGREEMENT  dated as of the 12th day of  February,  2001,  between

Hilb, Rogal and Hamilton Company,  a Virginia  corporation (the "Company"),  and

______________________  ("Optionee"),  is  made  pursuant  and  subject  to  the provisions of the Company's 2000 Stock  Incentive Plan, as amended (the "Plan"),

a copy of which is attached.  All terms used herein that are defined in the Plan shall have the same meaning given them in the Plan.

         1.       Grant  of  Option.  Pursuant  to the  Plan,  the  Company,  on

February 12, 2001,  granted to Optionee,  subject to the terms and conditions of the Plan and subject further to the terms and conditions  herein set forth,  the right and option to purchase from the Company all or any part of an aggregate of

___ shares of the common  stock of the  Company  ("Common  Stock") at the Option price of $37.51  per share.  Such  Option  will be  exercisable  as  hereinafter provided.

         2.       Terms and Conditions.  This Option is subject to the following terms and conditions:

         (a)      Expiration  Date.  The  "Expiration  Date" of this  Option  is

February 12, 2008.

         (b)      Exercise of Option.  Except as provided in  paragraphs 3, 4, 5 and 10, this Option shall be  exercisable  with respect to  twenty-five  percent

(25%) of the aggregate  number of shares covered by this Option for each one (1)

full year, up to a total of four (4) full years,  that Optionee  continues to be employed by the Company after the date of this  Agreement.  Once this Option has become  exercisable with respect to any portion of the total number of shares in accordance
with the preceding sentence, it shall continue to be exercisable with respect to such shares until the  termination of Optionee's  rights  hereunder  pursuant to paragraphs 3, 4 or 5, or until the Expiration  Date. A partial  exercise of this

Option shall not affect  Optionee's right to exercise  subsequently  this Option with  respect  to the  remaining  shares  that are  exercisable,  subject to the conditions of the Plan and this Agreement.

         (c)      Method of Exercising  and Payment for Shares.  This Option may

be exercised only by written notice  delivered to the attention of the Company's

Secretary at the Company's principal office in Glen Allen, Virginia. The written notice  shall  specify  the  number of shares  being  acquired  pursuant  to the exercise of the Option when such Option is being exercised in part in accordance with subparagraph  2(b) hereof.  The exercise date shall be the date such notice is received by the Company.  Such notice shall be  accompanied by payment of the

Option  price in full for each share (a) in cash (United  States  dollars) or by cash  equivalent  acceptable  to the  Company,  or (b)  by a  cashless  exercise pursuant to Section IX(2) of the Plan.

         (d)      Nontransferability.  This Option is nontransferable except, in the  event  of the  Optionee's  death,  by will or by the  laws of  descent  and distribution  subject to the terms  hereof.  During  Optionee's  lifetime,  this

Option may be exercised only by Optionee.

         3.       Exercise  in  the  Event  of  Death.   This  Option  shall  be

exercisable  in full in the event  that  Optionee  dies  while  employed  by the

Company or an Affiliate and prior to the Expiration Date of this Option. In that event,  this Option may be  exercised  by  Optionee's  estate,  or the person or persons to whom his rights  under this Option  shall pass by will or the laws of descent and  distribution.  Optionee's estate or such persons must exercise this

Option, if at all, within one year of the date of Optionee's death or during the remainder of the period preceding



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

the  Expiration  Date,  whichever is shorter,  but in no event may the Option be exercised  prior to the  expiration of six (6) months from the date of the grant of the Option.

         4.       Exercise in the Event of Permanent and Total Disability.  This

Option shall be exercisable in full if Optionee becomes  permanently and totally disabled  (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate and prior to the Expiration Date of this Option.  In that event,  Optionee must exercise this Option,  if at all,  within one year of the date he becomes disabled or during the remainder of the period preceding the

Expiration  Date,  whichever  is  shorter,  but in no event  may the  Option  be exercised  prior to the  expiration of six (6) months from the date of the grant of the Option.

         5.       Exercise After  Termination  of Employment.  In the event that the Optionee retires from employment with the Company after attaining age 62 and serving at least 10  consecutive  years  with the  Company  or an  Affiliate  or predecessor  thereof,  then this Option shall be exercisable in full but must be exercised by the Optionee,  if at all,  within one year following his retirement date or during  the  remainder  of the period  preceding  the  Expiration  Date,

whichever is shorter,  but in no event may the Option be exercised  prior to the expiration  of six (6) months from the date of the grant of the  Option.  In all events other than those events  addressed in  paragraphs 3 or 4 or the foregoing sentence of this  paragraph  5, in which  Optionee  ceases to be employed by the

Company:  (a)  Optionee may exercise the Option in whole or in part with respect to that number of shares which are exercisable by him under paragraph 2(b) above on the date his employment terminated,  and (b) this Option must be exercised by

Optionee,  if at all,  within ninety (90) days  following the date upon which he ceases to be  employed  by the  Company  or during the  remainder  of the period preceding the  Expiration  Date,  whichever is



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

shorter,  but in no event may the Option be exercised prior to the expiration of six (6) months from the date of the grant of the Option.

         6.       Fractional  Shares.  Fractional  shares  shall not be issuable hereunder,  and when any provision  hereof may entitle  Optionee to a fractional share such fraction shall be disregarded.

         7.       No Right to Continued Employment.  This Option does not confer upon Optionee any right with respect to continuance of employment by the Company or an Affiliate, nor shall it interfere in any way with the right of the Company or an Affiliate to terminate his employment at any time.

         8.       Investment  Representation.  Optionee agrees that, unless such shares  previously  have been  registered  under the  Securities Act of 1933, as amended (the  "Securities  Act"): (i) any shares purchased by him hereunder will be purchased for  investment and not with a view to  distribution  or resale and

(ii) until such registration,  certificates representing such shares may bear an appropriate legend to assure compliance with the Securities Act. This investment representation  shall terminate when such shares have been registered  under the

Securities Act.

         9.       Change in Capital Structure. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by this Option, and the price per share thereof, shall be proportionately  adjusted by the  Company  for any  increase  or  decrease  in the  number of  issued  and outstanding  shares  of Common  Stock of the  Company  resulting  from any stock

dividend   (but  only  on  the  Common   Stock),   stock   split,   combination,

reclassification,  recapitalization  or  general  issuance  to holders of Common

Stock of rights to purchase  Common Stock at  substantially  below its then fair market value,  or any change in the number of such shares  outstanding  effected without receipt of cash or property or labor or services by the Company,  or any spin-off or other distribution of assets to shareholders.



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

         In the  event  of a  change  in the  Common  Stock  of the  Company  as presently  constituted,  which is  limited  to a change  of all or a part of its authorized  shares  without  par value into the same number of shares with a par value, or any subsequent  change into the same number of shares with a different par value,  the shares  resulting from any such change shall be deemed to be the

Common Stock within the meaning of the Plan.

         The grant of this  Option  pursuant to the Plan shall not affect in any way the right or power of the  Company to make  adjustments,  reclassifications,

reorganizations  or changes of its capital or business  structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

         10.      Change of Control. Notwithstanding any other provision of this

Agreement to the contrary,  in the event of a Change of Control,  the provisions of Section XIII(3) of the Plan shall apply to this Option.

         11.      Forfeiture of Certain Gains.

                  (a)      Termination  for Cause.  If Optionee's  employment is

terminated for "Cause" within one year of any exercise of this Option,  in whole or in part,  the  Optionee  shall pay to the Company an amount equal to the gain realized by Optionee  from such exercise  represented  by the excess of the Fair

Market  Value on the date of exercise  over the Option price  multiplied  by the number of  shares  purchased,  without  regard to any  subsequent  market  price increase or decrease  ("Option Gain").  For purposes of this paragraph,  "Cause"

shall have the meaning  ascribed to it in any employment  agreement  between the

Optionee and the Company that is in effect at the time of termination and, if no such agreement exists, it shall mean:

                           (i)      the  willful  and  continued  failure of the

Optionee to perform  substantially the Optionee's duties with the Company or one of its affiliates  (other than any such



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

failure  resulting from incapacity due to physical or mental  illness),  after a written demand for  substantial  performance is delivered to the Optionee by the

Company which  specifically  identifies the manner in which the Company believes that the Optionee has not substantially performed the Optionee's duties, or

                           (ii)     the  willful  engaging  by the  Optionee  in

illegal  conduct  or gross  misconduct  which  is  materially  and  demonstrably injurious to the Company.

                  (b)      Forfeiture if Optionee Engages in Certain Activities.

If Optionee  engages in any  activity in  competition  with any  activity of the

Company,  or  inimical,  contrary or harmful to the  interests  of the  Company,

including  but not  limited  to (i)  accepting  employment  with or serving as a consultant  advisor  or  in  any  other  capacity  to  an  employer  that  is in competition with or acting against the interests of the Company, (ii) disclosing or misusing any confidential  information or material  concerning the Company or

(iii) participating in any hostile takeover attempt,  then (1) this Option shall terminate effective the date on which Optionee enters into such activity, unless terminated sooner by operation of another term on condition of this Agreement or the Plan,  and (2) the Optionee  shall pay to the Company an amount equal to the

Option Gain realized by Optionee  from any exercise of this Option,  in whole or in part, within one year of the date such activity began.

                  (c)      Right  of  Set-off.  Optionee  hereby  consents  to a

deduction  from any amounts  owed by the  Company to Optionee  from time to time

(including  amounts  owed as ways or  other  compensation,  fringe  benefits  or vacation  pay, to the extent of any  amounts  Optionee  owes the  Company  under paragraph  10(a) and (b).  Whether or not the Company elects to make any set-off in whole or in part,  if Company  does not  recover by means of set-off the full amount owed by



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

Optionee under paragraphs 10(a) and (b),  Optionee agrees to immediately pay the unpaid balance to the Company.

         12.      Governing  Law.  This  Agreement  shall  be  governed  by  and construed  and  enforced  in  accordance  with the laws of the  Commonwealth  of

Virginia, except to the extent that federal law shall be deemed to apply.

         13.      Conflicts. In the event of any conflict between the provisions of the  Plan  as in  effect  on the  date  hereof  and  the  provisions  of this

Agreement, the provisions of the Plan shall govern. All references herein to the

Plan shall mean the Plan as in effect on the date hereof.

         14.      Optionee Bound by Plan. Optionee hereby  acknowledges  receipt of a copy of the Plan and  agrees to be bound by all the  terms  and  provisions thereof.

         15.      Binding Effect. Subject to the limitations stated above and in the Plan,  this Agreement  shall be binding upon and inure to the benefit of the

legatees,   distributes,  and  personal  representatives  of  Optionee  and  the successors of the Company.

         16.      Gender.  All pronouns  used herein shall be deemed to refer to either the male or female as appropriate.

         IN WITNESS WHEREOF,  the Company has caused this Agreement to be signed by a duly authorized officer, and Optionee has affixed his signature hereto.

OPTIONEE:                           HILB, ROGAL AND HAMILTON COMPANY



______________________________      By:     ____________________________________
                                    Title:  Chairman and Chief Executive Officer







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

                        NONQUALIFIED STOCK OPTION AWARDS
                           TO NAMED EXECUTIVE OFFICERS




EMPLOYEES                             GRANT DATE              OPTION GRANTS
---------                             ----------              -------------

Andrew L. Rogal                        02/13/01                   16,000

Martin L. Vaughan, III                 02/13/01                   12,000

Timothy J. Korman                      02/13/01                    8,000

Jack P. McGrath                        02/13/01                    8,000

Robert B. Lockhart                     02/13/01                    6,500